UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2010

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 15, 2010, the Company executed an Amendment to Replacement Capital Covenants (the "Amendment") to amend certain provisions of the Replacement Capital Covenants dated as of August 17, 2006, September 28, 2006 (two separate Replacement Capital Covenants), February 2, 2007 (two separate Replacement Capital Covenants), May 24, 2007, August 1, 2007, April 23, 2008 and May 14, 2008, which the Company executed in favor of and for the benefit of each Covered Debtholder (as defined therein) in connection with offerings of capital securities by certain affiliated Delaware trusts and an offering of the Company's Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I. A copy of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

      (d) Exhibits

99.1	Amendment to Replacement Capital Covenants, dated as of October 15, 2010.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Norma C. Corio

	Name:	Norma C. Corio
	Title:	Corporate Treasurer

Dated: October 15, 2010

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Amendment to Replacement Capital Covenants, dated as of October 15, 2010